First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS
                                  EXHIBIT 10.1


         Portions of this Exhibit have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.










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                        First Chester County Corporation



                            EXECUTIVE INCENTIVE PLANS

                              ANNUAL INCENTIVE PLAN

                            LONG TERM INCENTIVE PLAN




                                  Plan Document


                            Effective January 1, 2006


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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

I. Introduction

A vital component of First Chester County's success is the ability of the executive management team to meet and achieve performance objectives consistent with the strategic objectives of the bank and the best interests of the shareholders. The ability to grow and manage the bank in a positive manner is critical to the bank's future success.

This Executive Annual Incentive Plan has been developed as a meaningful compensation tool to encourage the growth and proper management of the bank. The major purposes of the plan are:

o To motivate, and reward executives for positive bank performance on an annual basis

o To provide a form of variable compensation to executives, which is directly linked to their individual and collective performance

o    To emphasize the growth and profitability of the bank

The focus of this plan is to have the executive team achieve annual performance objectives which are coordinated with the long term objectives of the bank.

The Long Term Incentive Plan is outlined in Exhibit C.

II. Plan Year

The plan year for this program will be the calendar year. The effective date of the plan is January 1, 2006. The performance measures for this plan will be determined, calculated and approved annually.




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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

III. Participation

Participation in the plan will be determined at the beginning of each plan year by the CEO and the President, subject to the approval of the Board of Directors of the Corporation (the "Board of Directors") and the Personnel and Compensation Committee (the "P&C Committee"), as applicable. To participate, an executive must be a regular employee of the bank with on-going position responsibilities, which are executive in nature and have a meaningful impact on the bank's results. The CEO's and President's participation will be approved annually by the Personnel and Compensation Committee and the Board of Directors. Generally, participants will include officers at the Senior Vice President level and above.

Exhibit A will list participants each year and may include multiple levels of participation. These levels will generally be based upon position responsibility.

An executive may become a new participant during the plan year if newly hired. Any awards are pro-rated for the portion of the year in which participation occurs. The CEO and the President makes final determination (with Board and P&C Committee approval) of new participation during the plan year for any non-CEO position.

A participant's eligibility ceases at termination of employment (other than retirement, death or disability) and the executive will not receive any awards under the plan for the year of termination. Termination as a result of retirement (as defined in the company's pension plans and currently at age 65), death or disability will provide pro-rated awards in the plan through the last working date for the year in which termination occurred. Death benefits will be paid to the executive's named beneficiary for this plan or, if none, to the executive's estate. In the event of termination of the executive by the Bank without "cause" or by the executive for "good reason" as defined in any applicable Change of Control Agreement between the executive and the Bank, executive will receive his or her award under this plan as provided in such Change of Control Agreement.

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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

IV. Performance Factors

The annual portion of the plan is based upon company financial performance factors which may change from year to year. In general, these factors may be measures such as return on assets, return on equity, net income, earnings per share or similar indicators. The factors and weighing of the factors are determined at the beginning of each plan year. Each factor has quantifiable objectives consisting of threshold, target and optimum goals. Additionally, a portion of each participant's award may be based on unit, team, functional area, and/or individual performance objectives which are determined by management at the beginning of each year. Generally, the CEO and President positions will have most or all of his or her performance based on Company performance and other executives will have a proportionately greater level of their award based on functional area/individual performance.

The company performance factors for each year's annual portion of the plan are found in Exhibit B. Individual objectives are established and recorded between the executive and the executive's manager (usually the CEO or President).

V. Award Calculation and Distribution

Awards under the plan are calculated according to determination of the established performance factors at year end. Company performance between the threshold and target, and target and optimum is interpolated. Unit, team, and/or functional area performance, if applicable, is determined by management. Individual performance is determined by each participant's manager according to the achievement of objectives and approved by successive levels of management. Individual employee performance which is not meeting the position's requirements (an annual performance evaluation which is less than satisfactory) will result in no award granted to that individual for that year even though Company performance is above threshold.


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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

Company performance below threshold will result in no award (including no individual award) under the plan.

Annual awards are paid in cash less normal payroll tax withholding. Payment will be within 60 days after year end. Any participant terminating employment (except retirement, death, or disability) prior to actual payment of award will forfeit that award. The award schedule for each year is found with the performance factors in Exhibit B.

VI. Administration

The Board of Directors of the bank may amend or terminate the plan at any time during the year, which may terminate executive's rights for that year.

Once established, performance factors will remain in place for the year.

Participation, performance factors, thresholds, targets and any other participation features are established each plan year and may change from year to year according to the strategic objectives of the company and subject to the approval by the Board of Directors or the P&C Committee, as applicable.

The plan does not constitute a contract of employment, and participation in the plan does not give any employee the right to be retained in the service of the bank or any right or claim to an award under the plan unless specifically accrued under the terms of this plan.

Any right of a participant or his or her beneficiary to the payment of an award under this plan may not be assigned, transferred, pledged or encumbered.

Any adjustments to the financial performance results utilized in this plan because of extraordinary gains or losses or other items must be approved by the Board of Directors.


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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

VII. Plan Approval

This plan has been approved by the Board of Directors of First Chester County Corporation on February 16, 2006.



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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

Exhibit A - Participation
Plan Year 2006

(Participating employees and their participant categories should be listed at the beginning of each year and adjusted for changes in participation throughout the year.)

Category 1  -     John A. Featherman, III - Chief Executive Officer
                  Kevin C. Quinn - President

Category 2  -     John E. Balzarini - CFO
                  Michelle E. Venema - EVP, Business Banking
                  Karen D. Walter - EVP, Retail Banking
                  Deborah R. Pierce - EVP, Human Resources
                  Linda M. Hicks - EVP, Trust & Investment Services
                  Susan B. Bergen-Painter - EVP, Marketing
                  Anthony J. Poluch - EVP, Business Development

Category 3* -     Richard W. Kaufman - SVP, Credit Policy
                  Andrew H. Stump - SVP, Commercial Loan
                  Patricia A. Travaglini - SVP, Residential Mortgage
                  Thomas A. Imler - SVP, Trust Business Development
                  Donna J. Steigerwalt - SVP, Retail
                  Michael Steinberger - SVP, Commercial Real Estate (Effective upon promotion to SVP)

* Name of former executive officer omitted.

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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

Exhibit B - Bank Performance Factors and Award Schedule
Plan Year 2006


                    Category 1 - CEO and President Positions



                                  COMPANY GOALS
                              Performance Measures
                                Net Income (50%)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**


                         Return on Average Equity (50%)
                            Threshold Target Optimum

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                                     AWARDS
                                 (% of Base Pay)
Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**


Parameters

1. Company measures will be 50% Net Income and 50% ROAE.

2. Both Financial Measures must meet threshold to initiate an award in the plan.

3. Will interpolate awards between threshold, target, and optimum.

4. Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5. Pay is defined as total base pay for the applicable plan year.





** This portion has been redacted pursuant to a confidential treatment request.


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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS


Exhibit B - Bank Performance Factors and Award Schedule
Plan Year 2006


                           Category 2 - EVP positions



                                  COMPANY GOALS
                              Performance Measures
                                Net Income (50%)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**


                         Return on Average Equity (50%)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                               COMPANY GOAL AWARD
                                 (% of Base Pay)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                      FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD
                                 (% of Base Pay

Minimum Performance         Meets Goals/Target          Exceptional Performance
-------------------         ------------------           -----------------------
       **%                          **%                            **%

                                  TOTAL AWARDS
                                 (% of Base Pay)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**


Parameters
----------

1. Company measures will be 50% Net Income and 50% ROAE.

2. Both Financial Measures must meet threshold to initiate an award in the plan.

3. Will interpolate awards between threshold, target, and optimum.

4. Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5. Pay is defined as total base pay for the applicable plan year.

6. Functional area/individual goals will be established at the beginning of each year.

** This portion has been redacted pursuant to a confidential treatment request.


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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

Exhibit B - Bank Performance Factors and Award Schedule
Plan Year 2006


                           Category 3 - SVP positions

                                  COMPANY GOALS

                              Performance Measures
                                Net Income (50%)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                         Return on Average Equity (50%)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                               COMPANY GOAL AWARD
                                 (% of Base Pay)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**

                      FUNCTIONAL AREA/INDIVIDUAL GOAL AWARD
                                 (% of Base Pay)

Minimum Performance         Meets Goals/Target          Exceptional Performance
-------------------         ------------------           -----------------------
       **%                          **%                            **%

                                  TOTAL AWARDS
                                 (% of Base Pay)

Threshold                               Target                          Optimum
---------                               ------                          -------

  $**                                    $**                               $**


Parameters
----------

1. Company measures will be 50% Net Income and 50% ROAE.

2. Both Financial Measures must meet threshold to initiate an award in the plan.

3. Will interpolate awards between threshold, target, and optimum.

4. Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5. Pay is defined as total base pay for the applicable plan year.

6. Functional area/individual goals will be established at the beginning of each year.


** This portion has been redacted pursuant to a confidential treatment request.

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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

Exhibit C - Long Term Incentive Plan
Plan Year 2006

                       2006 GRANT PARAMETERS - RECOMMENDED


Following are the parameters for the 2006 restricted stock grant for executives at First Chester County Corporation:


I.       Participants/Categories


                  Category 1                John A. Featherman
                                            Kevin C. Quinn

                  Category 2                John E. Balzarini
                                            Michelle E. Venema
                                            Karen D. Walter
                                            Deborah R. Pierce
                                            Linda M. Hicks
                                            Susan B. Bergen-Painter
                                            Anthony J. Poluch

                  Category 3*               Richard W. Kaufman
                                            Andrew H. Stump
                                            Patricia A. Travaglini
                                            Thomas A. Imler
                                            Donna J. Steigerwalt
                                            Michael Steinberger (Effective
                                            upon promotion to SVP)

* Name of former executive officer omitted.



II.      Grant Date:  TBD


III.     Grant Size
                            Threshold        Target      Optimum
o        Category 1           2,400          2,700        3,000  shares
o        Category 2           1,000          1,250        1,500  shares
o        Category 3            400             550          700  shares


IV.      Restrictions

         A. Performance - size of grant which vests to be determined by company net income performance for 2006 - threshold, target, and optimum will match net income targets in Annual Incentive Plan for 2006
         B. Service - one third of the number of shares will vest each anniversary year

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                        First Chester County Corporation
                           EXECUTIVE INCENTIVE PLANS

                  Example: Category 1


                               Net Income for 2006

                  Threshold               Target               Optimum
                  ---------               ------               -------

                   $**                      $**                   $**

                  **% growth                **%                **% growth


                           Shares Eligible for Vesting


                                      2400            2700                 3000

                  One-third 2007       800             900                 1000
                  One-third 2008       800             900                 1000
                  One-third 2009       800             900                 1000



V.       Expense/Taxation
         A. Fair market value will be expensed on pro rata basis over duration of vesting period
         B. Participant - ordinary income at fair market value as restrictions are met/vested; participant responsible for payment of tax withholding due upon vesting

VI.      Dividends
         o Paid immediately from date of grant on all shares awarded, including shares granted but not vested

VII.     Change of Control, Retirement, Death, Disability
         o  Accelerate vesting of shares

VIII.    Future Grants
         o  Projected to be made annually:
         o  Committee may change/adjust any design parameter
         o Intent of annual grants is to always have non-vested shares - assists in retention of participants
         o Key incentive to participants is to improve net income and ROE which over time improves stock price


** This portion has been redacted pursuant to a confidential treatment request.

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